UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2025 (January 24, 2025)

Medalist Diversified REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-38719	47-5201540
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 8436

Richmond, VA 23226

(Address of principal executive offices)

(804) 338-7708

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of each Exchange on Which Registered	Trading Symbol(s)
Common Stock, $0.01 par value	Nasdaq Capital Market	MDRR

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A amends and supplements the Form 8-K filed by Medalist Diversified REIT, Inc. (the “Company”) on January 29, 2025 (the “Original Filing”) reporting the acquisition of the property known as the Scottsville Road Property or the Buffalo Wild Wings Property, a certain tract of real property containing a building with a physical address of 2545 Scottsville Road, Bowling Green, KY 42104, to include the historical financial statements and unaudited pro forma information required by Item 9.01(a) and (b) of Form 8-K. This Form 8-K/A should be read in conjunction with the Original Filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Property Acquired

The following Statements of Revenues and Certain Expenses for the Buffalo Wild Wings Property is set forth in Exhibit 99.1, which is incorporated herein by reference.

Report of Independent Auditor.

Statements of Revenues and Certain Operating Expenses for the nine months ended September 30, 2024 and the year ended December 31, 2023.

Notes to Statements of Revenues and Certain Operating Expenses for the nine months ended September 30, 2024 and year ended December 31, 2023.

(b) Unaudited Pro Forma Financial Information

The following unaudited pro forma financial statements for the Company are set forth in Exhibit 99.2, which is incorporated herein by reference.

Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2024.

Notes to Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2024.

Unaudited Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 2024.

Notes to Unaudited Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 2024.

Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 2023.

Notes to Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 2023.

(c) Not applicable.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Cherry Bekaert LLP
99.1	Statements of Revenues and Certain Expenses for the Buffalo Wild Wings Property for the nine months ended September 30, 2024 and the year ended December 31, 2023
99.2	Unaudited Pro Forma Financial Information for the Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALIST DIVERSIFIED REIT, INC.

Dated: February 25, 2025	By:	/s/ C. Brent Winn, Jr.
C. Brent Winn, Jr.
Chief Financial Officer